VIHYI-SUM SUP-1

Summary Prospectus Supplement dated October 13, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. High Yield Fund

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the summary prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Canada Ltd.

Portfolio Managers	Title	Length of Service on the Fund
Andrew Geryol	Portfolio Manager	2016
Jennifer Hartviksen	Portfolio Manager	2016
Joseph Portera	Portfolio Manager	2016
Scott Roberts	Portfolio Manager	2010”

VIHYI-SUM SUP-1